Global Atlantic Portfolios

Global Atlantic Wellington Research Managed Risk Portfolio

(the “Portfolio”)

Class II Shares

Supplement dated December 21, 2018

to the Summary Prospectus

dated April 27, 2018 (the “Summary Prospectus”)

Effective January 1, 2019 Mark Mandel will no longer serve as a portfolio manager for the Portfolio. Accordingly, effective January 1, 2019, all references to Mr. Mandel in the Summary Prospectus are deleted in their entirety.

This Supplement should be retained with you Prospectus, Summary Prospectus and Statement of Additional Information for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1021_122118